UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2005
SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle
Building C, Suite 100
Houston, Texas 77043
(Address of Registrant’s principal executive offices)
(713) 881-8900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
On December 23, 2005, Seitel issued a press release announcing that its consent solicitation (“Solicitation”) with respect to its 11 3/4% senior notes due 2011 (“Notes”) had expired without receiving the requisite number of consents. As a result, the proposed amendments to the indenture governing the Notes will not be effected pursuant to the Solicitation and no consent fee will be paid. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits
99.1	Press Release of Seitel, Inc. dated December 23, 2005
[signature on following page]

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005	SEITEL, INC.
	By:	/s/ Robert D. Monson
Robert D. Monson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Seitel, Inc. dated December 23, 2005